UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  May 21, 2015

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Purchase Agreement
On May 21, 2015, Plantronics, Inc. (the “Company”) and its wholly owned subsidiary, Frederick Electronics Corp. (the “Subsidiary Guarantor”), entered into a purchase agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, as representative of the several initial purchasers listed in Schedule I thereto (the “Initial Purchasers”), to issue and sell $500,000,000 aggregate principal amount of 5.500% Senior Notes due 2023 (the “Notes”) in a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act (the “Notes Offering”). The Notes will be unconditionally guaranteed on a senior, unsecured basis by the Subsidiary Guarantor. The Company intends to use a portion of the net proceeds from the offering, together with cash on hand, to repay all outstanding amounts under its senior credit facility. Pursuant to its return of capital policy announced on March 4, 2015, Plantronics intends to use the remaining net proceeds from the offering for share repurchases and general corporate purposes. The Purchase Agreement contains customary representations, warranties and covenants by the Company and the Subsidiary Guarantor together with customary closing conditions. Under the terms of the Purchase Agreement, the Company and the Subsidiary Guarantor have agreed to indemnify the Initial Purchasers against certain liabilities.
The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Purchase Agreement.
Item 8.01. Other Events
On May 18, 2015, the Company issued a press release announcing that it proposes to offer $500,000,000 aggregate principal amount of senior notes due 2023. A copy of the press release is attached as Exhibit 99.1.
On May 21, 2015, the Company issued a press release announcing the pricing of its offering of $500,000,000 aggregate principal amount of senior notes due 2023. A copy of the press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1
Purchase Agreement, dated as of May 21, 2015, by and among Plantronics, Inc., Frederick Electronics Corp., and Morgan Stanley & Co. LLC, as representative of the several Initial Purchasers listed in Schedule I thereto.

99.1	Press Release of Plantronics, Inc., dated May 18, 2015, announcing that it proposes to offer $500,000,000 of senior notes due 2023.
99.2	Press Release of Plantronics, Inc., dated May 21, 2015, announcing pricing of its 5.500% Senior Notes due 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2015	PLANTRONICS, INC.

	By:	/s/ Richard R. Pickard
	Name:	Richard R. Pickard
	Title:	Vice President - Legal, General Counsel and Secretary